Exhibit 10.2

[Form of Registration Rights Agreement]

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of the                     , 2010, by and among Solar Capital Ltd., a Maryland corporation (the “Company”), and each of the undersigned parties listed under Investors on the signature page hereto, or any assignee or transferee pursuant to Section 5.1 below (each, an “Investor” and collectively, the “Investors”).

WHEREAS, on or prior to the date hereof, the Company entered into certain subscription agreements with the Investors pursuant to which the Company issued or will issue an aggregate of 1,800,000 shares of Common Stock, par value $0.01 per share (the “Registrable Securities”) of the Company to the Investors;

WHEREAS, the Investors and the Company desire to enter into this Agreement to provide the Investors with certain rights relating to the registration of the Registrable Securities;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. THE FOLLOWING CAPITALIZED TERMS USED HEREIN HAVE THE FOLLOWING MEANINGS:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Business Day” means any day, except a Saturday, Sunday or legal holiday on which the banking institutions in the City of New York are authorized or obligated by law or executive order to close.

“Commission” means the Securities and Exchange Commission, or such successor federal agency or agencies as may be established in lieu thereof.

“Company” is defined in the preamble to this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Investor” is defined in the recitals to this Agreement.

“Notices” is defined in Section 5.2.

“Prospectus” means a prospectus relating to a Registration Statement, as amended or supplemented, and all materials incorporated by reference in such Prospectus.

“Register,” “registered” and “registration” mean a registration effected by preparing and filing a registration statement or similar document under the Securities Act and such registration statement becoming effective.

“Registrable Securities” is defined in the recitals to this Agreement.

“Registration Statement” is defined in Section 2.1.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

2. REGISTRATION RIGHTS.

2.1 Mandatory Shelf Registration.

2.1.1 Mandatory Shelf Registration. The Company shall use its commercially reasonable efforts to prepare and file with the Commission a Registration Statement for the resale of any or all of such Registrable Securities (but not involving any underwritten offerings) on a “shelf” Form N-2 under Rule 415 under the Securities Act (the “Registration Statement”) within 30 days after the date hereof, and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable thereafter; provided, however, that the Company shall have the right to defer such filing for up to thirty (30) days if the Company shall furnish to the holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its security holders for such Registration Statement to be effected at such time. The Company shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earliest of (A) the date on which the Registrable Securities have been sold pursuant to the Registration Statement, (B) the date all the Registrable Securities have been sold pursuant to Rule 144 under the Securities Act, (C) the date on which such Registrable Securities cease to be outstanding and (D) the date on which the Registrable Securities become eligible for sale under Rule 144 under the Securities Act. The Company shall notify each Holder when the Registration Statement has been declared effective.

2.1.2 Supplements and Amendments. The Company shall promptly amend the Registration Statement and/or amend or supplement the Prospectus constituting a part thereof if required by the rules, regulations or instructions applicable to the registration form used for such Registration Statement, if required by the Securities Act, or if reasonably requested in writing by the Holders of a majority of the Registrable Shares covered by such Registration Statement, but only with respect to information relating to such Holders.

2.1.3 Provision of Information. No Holder shall be entitled to include any of its Registrable Shares in any Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company in writing, within 20 days after receipt of a written request therefor (such written request, a “Notice and Questionnaire”), such information as the Company, after conferring with counsel with regard to information relating to Holders that would be required by the Commission to be included in the Registration Statement or Prospectus included therein, may reasonably request for inclusion in any Registration Statement or Prospectus included therein. The Company shall mail the Notice and Questionnaire to the Holders no later than 30 days prior to the date of initial filing of the Registration Statement with the Commission. No Holder shall be entitled to be named as a selling securityholder in the Registration Statement as of the initial effective date of the Registration Statement, and no Holder may use the Prospectus forming a part thereof for resales of Registrable Shares at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, that Holders shall have at least 20 days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company. Notwithstanding the foregoing, (x) upon the request of any Holder that did not return a Notice and Questionnaire on a timely basis or did not receive a Notice and Questionnaire because it was a subsequent transferee of Registrable Shares after the Company mailed the Notice and Questionnaire, the Company shall distribute a Notice and Questionnaire to such Holders at the address set forth in the request and (y) upon receipt of a properly completed Notice and Questionnaire from such Holder, the Company shall use its commercially reasonable efforts to name such Holder as a selling securityholder in the Registration Statement by means of a pre-effective amendment, by means of a post-effective amendment or, if permitted by the Commission, by means of a Prospectus supplement to the Registration Statement; provided, however, that the Company will have no obligation to add Holders to the Registration Statement as selling securityholders more frequently than once every 30 calendar days.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information

3.1.1 Copies. The Company shall, prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.2 Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act for the period set forth in Section 2.1.1.

3.1.3 Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) Business Days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) Business Days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) (x) any request by the Commission for any amendment or supplement to such Registration Statement or any Prospectus relating thereto or for additional information or (y) of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or Prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or Prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall reasonably object.

3.1.4 State Securities Laws Compliance. The Company shall use commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other State authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.1.4 or subject itself to taxation in any such jurisdiction.

3.1.5 Cooperation. Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its security holders, as soon as practicable, an earnings statement covering a period of twelve (12) months, beginning within six (6) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.6 Listing. The Company shall use commercially reasonable efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities that are included in such registration.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.3(iv), or, the occurrence or existence of any pending corporate development or any other material event that, in the reasonable judgment of the Company, makes it appropriate to suspend the availability of the Registration Statement, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended Prospectus contemplated by Section 3.1.3(iv) or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

3.3 Registration Expenses. Except to the extent prohibited by law or any applicable regulatory authority, the Company shall bear all customary costs and expenses incurred in connection with any registration on the Registration Statement, and all reasonable expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities, subject to the limit set forth in paragraph (ix) below); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, as required by Section 3.1.6; (vi) National Association of Securities Dealers, Inc. fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company; and (viii) the fees and expenses of any special experts retained by the Company in connection with such registration.

3.4 Information. The holders of Registrable Securities shall provide such information as may reasonably be requested by the Company in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) a holder of Registrable Securities, from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary Prospectus or final Prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary Prospectus or final Prospectus or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein.

4.2 Indemnification by Holders of Registrable Securities. Each selling holder of Registrable Securities will, with respect to any Registration Statement where Registrable Securities were registered under the Securities Act, indemnify and hold harmless the Company, each of its directors and officers, and each other person, if any, who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary Prospectus or final Prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, and shall reimburse the Company, its directors and officers, and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder from the sale of Registrable Securities which gave rise to such indemnification obligation.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, promptly notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it elects, retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party, and any others the Indemnifying Party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnified Party and the Indemnifying Party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated in this Section 4.3, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than thirty (30) days after receipt by such Indemnifying Party of the aforesaid request, and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement (other than reimbursement for fees and expenses the Indemnifying Party is contesting in good faith). No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative benefits received by the Indemnified Parties on the one hand and the Indemnifying Parties on the other from the offering. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the Indemnified Party failed to give the notice required under Section 4.3 above, then each Indemnifying Party shall contribute to such amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Indemnified Parties on the one hand and the Indemnifying Parties on the other in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5. MISCELLANEOUS.

5.1 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any permitted transfer of Registrable Securities by any such holder in accordance with applicable law. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and the permitted assigns of a holder of Registrable Securities or of any assignee of a holder of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any persons that are not a party hereto other than as expressly set forth in Section 4 and this Section 5.1.

5.2 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice provided in accordance with this Section 5.2. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided, that if such service or transmission is not on a Business Day or is after normal business hours, then such notice shall be deemed given on the next Business Day. Notice otherwise sent as provided herein shall be deemed given on the next Business Day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

To the Company:

Solar Capital Ltd.

500 Park Avenue, Fifth Floor

New York, NY 10022

Fax No.: (212) 993-1699

Attention: Shelley M. Nolden

with a copy to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036

Fax No.: (212) 872-1002

Attention: Bruce Mendelsohn, Esq.

To an Investor, to the address set forth below such Investor’s name on the signature pages hereof.

5.3 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

5.4 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

5.5 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

5.6 Modifications and Amendments. No amendment, modification or termination of this Agreement shall be binding upon any party unless executed in writing by such party.

5.7 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

5.8 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided, that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

5.9 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, any holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

5.10 Specific Performance. Without limiting the remedies available to the Investors, the Company acknowledges that any failure by it to comply with its obligations under this Agreement (including Section 2 hereof) may result in material irreparable injury to the Investors for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Investor may obtain such relief as may be required to specifically enforce the Company’s obligations under this Agreement (including Section 2 hereof).

5.11 Governing Law. This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The Company and the holders of the Registrable Securities irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if such court does not have jurisdiction, the New York State Supreme Court in the Borough of Manhattan, in any action arising out of or relating to this Agreement, agree that all claims in respect of the action may be heard and determined in any such court and agree not to bring any action arising out of or relating to this Agreement in any other court. In any action, the Company and the holders of the Registrable Securities irrevocably and unconditionally waive and agree not to assert by way of motion, as a defense or otherwise any claims that it is not subject to the jurisdiction of the above court, that such action is brought in an inconvenient forum or that the venue of such action is improper. Without limiting the foregoing, the Company and the holders of the Registrable Securities agree that service of process at each parties respective addresses as provided for in Section 5.2 above shall be deemed effective service of process on such party.

5.12 Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of any party in the negotiation, administration, performance or enforcement hereof.

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

SOLAR CAPITAL LTD.

By:
Name:
Title:

INVESTORS:

By:

By:
Name:
Title:

Address: